EXHIBIT 10.4
              Form of Subscription Escrow Agreement
              between Registrant and First Security
           Bank, National Association, as Escrow Agent


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                         ESCROW AGREEMENT

        This Agreement is entered in to as of ________, 1997, by, between and among FIRST SECURITY BANK OF NATIONAL ASSOCIATION (the "Escrow Agent"), CKS SECURITIES, INCORPORATED (the "Sales Agent"), and AEROCENTURY FUND IV, INC., a California corporation (the "Company").

                             RECITALS

        A. The Company proposes to make an offering (the "Offering") and sell $20,000,000 of 10% Secure Promissory Notes, each with a principal face amount of $1,000 and to investors (the "Investors") in accordance with the terms and conditions of the Company's Prospectus included in the Company's Registration Statement on Form SB-2 filed with the Securities and Exchange Commission (the "Prospectus"). The Units are to be offered to investors on a best-efforts basis through the Sales Agent and through members of the National Association of Securities Dealers, Inc., selected by the Sales Agent (the "Selected Dealers").

        B.     The Offering is subject to the provisions  of Rule
15c2-4 promulgated by the Securities Exchange Commission pursuant to Section 15c2-4 of the Exchange Act ("Rule 15c-2-4").

        C. The Offering will commence on ________,  1997 and will
terminate  two  years  after  the  date  of  commencement  of the
Offering,   unless   such  date  is   advanced   by  the  Company
(the"Termination Date").

        D. The Sales Agent intends to participate in the Offering on a best efforts basis pursuant to the terms of the Sales Agent
Agreement  entered  into by and between the Company and the Sales
Agent.

        E.     The  Escrow   Agent  has  agreed  to  act  as  the
Escrow Agent for the Escrow Account referred to below, on the terms and conditions set forth below.

        NOW, THEREFORE, the parties agree as follows:

        1. Establishment of an Escrow Account. By execution of this Escrow Agreement parties establish an interest-bearing Escrow Account entitled First Security Bank/AeroCentury Fund IV Escrow Account, (the Escrow Account"). All funds deposited in the Escrow Account shall be held in trust for the benefit of the parties entitled thereto pursuant to the terms of this Escrow Agreement.

        2.     Deposit of Subscription Proceeds.

               (a) The Escrow Agent from time to time will receive from the Company, the Sales Agent or Selected Dealers, funds representing subscription payments for Units. All checks representing subscription payments shall be made payable to the order of the First Security Bank/AeroCentury Fund IV Escrow Account, and shall be accompanied by a copy of any subscription documents executed by the subscriber. In the event any checks are made payable to a party other than the Escrow Agent, such checks shall be promptly returned to the Sales Agent or the Selected Dealer who submitted such checks.

               (b) The Sales Agent agrees that it shall, and shall require the Selected Dealers to, deliver to Escrow Agent by noon of the next business day following receipt by the Selected Dealer all monies received from subscribers for the payment of Units to the Escrow Agent for deposit into the Escrow Account together with a written account of each sale, which account shall

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set forth, among other things, the subscriber's name and address,
social  security  or  federal  taxpayer   identification   number
together with the Form W-9 referenced in Section 2(d) below, the number of Units purchase, the amount paid therefor, and whether the consideration received was in the form of a check or wire transfer, draft, or money order. The Company shall also provide the Escrow Agent with such other information as the Escrow Agent may reasonably request in connection with its duties under this Agreement.

               (c) Escrow Agent will deposit subscribers' checks for collection and credit the proceeds to the Escrow Account. Notwithstanding anything to the contrary contained herein, Escrow Agent is under no duty or responsibility to enforce collection of any checks delivered to Escrow Agent hereunder. The Escrow Agent hereby is authorized to forward each check for collection and deposit the proceeds in the Escrow Account. As an alternative, the Escrow Agent may telephone the bank on which the check is drawn to confirm that the check has been paid. Additionally, to ensure that such funds have cleared normal banking channels for collection, Escrow Agent is hereby authorized to hold for three
(3) business days any funds to be released pursuant to Section 4 hereof. The Company shall immediately reimburse the Escrow Agent any monies paid to it if thereafter the Subscriber's check is returned unpaid. Any item returned unpaid to the Escrow Agent on its first presentation for payment shall be returned to the Company and need not be again presented by the Escrow Agent for collection. The Company agrees to reimburse the Escrow Agent for the cost incurred with any returned check. For purposes of this Agreement, the term "Collected Funds" or the term "collected" when referring to the proceeds of subscribers' checks shall mean all funds received by the Escrow Agent that have cleared normal banking channels and are in the form of cash.

               (d) The Sales Agent will provide for each subscription an Internal Revenue Service Form W-9, pursuant to which each subscriber will furnish the Escrow Agent such subscriber's taxpayer identification number and will state under penalties of perjury that such taxpayer identification number is true and correct and whether the subscriber is subject to the requirements of the Interest and Dividend Tax Compliance Act of 1983 providing for the withholding of 31% of the reportable interest, dividends or other payments.

        3. Rejection of Subscription. The Company warrants and represents that pursuant to the terms of the Prospectus it may accept or reject a subscription in whole or in part for any reason. In the event the Company elects to reject the subscription of any subscriber whose subscription payment has been deposited into the Escrow Account, the Company shall deliver written notice of the rejection to the Escrow agent setting forth the name, address, taxpayer information identification number of social security number and subscription amount of the subscriber whose subscription has been rejected. The Escrow Agent shall return to the subscriber within five (5) banking days or receipt of such notice the subscription proceeds, together with the subscriber's pro rata share of earnings on subscription proceeds held in the escrow account when the funds have been collected pursuant to Section 2(c) of this Agreement. Pro rata share of earnings for each subscriber shall be calculated on a 360-day year. Subscriptions will be deemed to be accepted if not rejected or canceled with thirty (30) calendar days of receipt by the Escrow Agent, said time limitation to include that date or receipt. The Escrow Agent shall not be responsible for the decision by the Company to accept or reject a subscription.

        4. Release of Funds. The Escrow Agent is authorized to release the subscription funds, and all interest earned thereon, from the Escrow Account as follows:

               (a) If: (i) the Escrow Agent has received Collected Funds of at least $500,000 representing 500 Units (the "Minimum Subscription"), on or before seven (7) business days after the Termination Date, and (ii) either (A) with respect to the initial release of Collected Funds (the "Initial Closing") from escrow , the Company and Sales Agent deliver to Escrow Agent a Certificate confirming that subscriptions totaling the Minimum Subscription or more have been

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received   and  accepted  by  the  Company  and  that  all  other
conditions for release of the Collected Funds from escrow as set forth in the Prospectus have been satisfied or (B) with respect to release of Collected Funds from escrow subsequent to the Initial Closing, the Company and the Sales Agent certify in writing that the Collected Funds then held in escrow are sufficient to purchase Income Producing Assets (as defined in the Prospectus) or an interest therein; then, the Escrow Agent is authorized to release the funds, together with interest earned, to the Company.

               (b) If the Escrow Agent does not receive Collected Funds equal the Minimum Subscription or more by May 1, 1998 1997, the Company and the Sales Agent promptly shall deliver to the Escrow Agent written instructions stating the subscription amount and pro rata interest to be returned to each subscriber. Upon receipt of the written instructions, the Escrow Agent shall mail to each subscriber check made payable to the subscriber in the amount mutually specified by the Company and Sales Agent. The Escrow Agent shall not be responsible for the determination of the amounts to be returned to each subscriber.

               (c) In the event the Company  decides to cancel or
terminate the Offering prior to the Termination Date, the Company promptly shall deliver to the Escrow Agent written instruction stating the subscription amount and pro rata interest to be returned to each subscriber (to be based on the amount of subscriber's funds, the length of time in escrow and calculated on a 360-day year). Upon receipt to the subscriber in the amount specified by the Company. The Escrow Agent shall not be responsible for the determination of the amounts to be returned to each subscriber.

               (d) Any subscription funds returned to subscribers pursuant to written instructions furnished to the Escrow Agent by the Company pursuant to paragraphs 4(b) or 4(c) of this Escrow Agreement shall be without deduction or offset for any fee or compensation due Escrow Agent. Any unpaid escrow fee or other compensation due Escrow Agent pursuant to the terms of this Escrow Agreement shall not be deducted pro rata from any interest earned on the subscription funds prior to their return to the subscribers. The amount of any fee or other compensation due Escrow Agent will be payable jointly and severally by the Company and the Sales Agent as set forth in Section 8 hereof.

               (e) The Company expressly acknowledges that prior to the release of the subscription funds pursuant to paragraph 4(a) above, the Company shall not have any interest in or claim to the subscription funds nor are the subscription funds subject to claims of creditors of the Company.

        5. Segregation of Funds. The subscription funds deposited into the Escrow Account and any interest earned thereon shall be kept separate from all other funds in the custody of the Escrow Agent, including any other funds that may be deposited with the Escrow Agent by the Company, the Sales Agent, the Selected Dealers or any of their affiliates.

        6. Investment of Funds. All Collected Funds received by the Escrow Agent shall be promptly invested in the name of Escrow Agent as agent for the Company, in no event later than the third business day immediately following the date of each deposit made by the Escrow Agent into the Escrow Account. The Collected Funds only may be invested in short-term securities issued or guaranteed by the U.S. Government, interest-bearing bank accounts, short-term bank certificates of deposit, or bank money market accounts, including those accounts issued or offered by the Escrow Agent, as directed in writing by the Company. The maturity date of investment may not extend past the Termination Date, unless the investment may be disposed of by the Termination Date without any dissipation of the funds. Funds shall not be invested in money-market mutual funds, corporate equity or debt securities, repurchase agreements, banker's acceptances, commercial paper, or municipal securities. The Escrow Agent shall have not obligation to invest such amounts until all applicable tax withholding requirements have been satisfied. The Escrow Agent shall in no event be liable for any investment loss if such loss results from an investment

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made in accordance  with this  Agreement.  The Escrow Agent shall retain the prospective Subscriber's Form W-9, but shall deliver to the Company the remainder of any subscription documents of the prospective subscriber to the Company within five business days of receipt by the Escrow Agent.

        7.     Duties of the Escrow Agent.

               (a) The Escrow Agent acts as  depositary  only and
is not responsible or liable in manner whatsoever for the sufficiency, correctness, genuineness, or validity of any instrument deposited under this Escrow Agreement. The Escrow Agent makes no representation whatsoever as to the compliance of the Offering of Notes with any applicable state or federal laws, regulations, or rulings. The Escrow Agent has not make, not will make, any representations or warranties made by the Company or the Sales Agent or any Selected Dealer concerning the Company. Furthermore, the Escrow Agent shall not be responsible for the application or use of any funds released from the Escrow Account pursuant to this Escrow Agreement.

               (b) Except as expressly provided in this Escrow Agreement, the Escrow Agent shall be entitled, to act entirely on the basis of written instructions received from the Company and shall have no independent duty of inquiry regarding the basis for such instructions or the calculation of the amount of interest earned with respect to any subscription payments.

               (c) The Escrow Agent shall not be liable for any error of judgment or for any act taken or omitted by it in good faith or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection with this Escrow Agreement except for its own willful misconduct, and the Escrow Agent shall have not duties to anyone except the Company.

               (d)  The  Escrow  Agent  may  consult  with  legal
counsel in the event of any dispute or question as to the construction of this Escrow Agreement or the Escrow Agent's duties under this Escrow Agreement, and the Escrow Agent shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of counsel. Notwithstanding the Escrow Agent's consultation with counsel, the Escrow Agent is not obligated to institute, defend or participate in any litigation regarding a dispute arising from the Escrow Account or this Escrow Agreement.

               (e) Should any controversy arise involving the parties hereto or any of them or any other person, firm or entity with respect to this Escrow Agreement or the Collected Funds, or should a substitute escrow agent fail to be designated as provided in Section 15 hereof, or if Escrow Agent should be in doubt as to what action to take, Escrow Agent shall have the right, but not the obligation, either to (i) withhold delivery of the Collected Funds until the controversy is resolved, the conflicting demands are withdrawn or its doubt is resolved, or
(ii) institute a petition for interpleader in any court of competent jurisdiction to determine the rights of the parties hereto. In the event Escrow Agent is a party to any dispute, Escrow Agent shall have the additional right to refer to such controversy to binding arbitration. Should a petition for interpleader be instituted, or should Escrow Agent be threatened with litigation or become involved in litigation or binding arbitration in any manner whatsoever in connection with this Escrow Agreement or the Collected Funds, then, the Company and the Sales Agent hereby jointly and severally agree to reimburse
Escrow Agent for its attorneys' fees and any and all other expenses, losses, costs and damages incurred by Escrow Agent in connection with or resulting from such threatened or actual litigation or arbitration prior to any disbursement hereunder.

        8.     Fee.

               (a) For its ordinary services rendered pursuant to this Escrow Agreement, the Escrow Agent shall be paid by the Company and the Sales Agent, the fees and expenses set forth

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in  Exhibit A whether  or not the  offering  contemplated  by the
Prospectus is consummated.

               (b)     In the event:

                       (i)    That  the  Escrow  Agent   performs
any service no specifically provided in this Escrow Agreement;

                       (ii)   That   there   is  any  assignment,
modification, or attachment of any interest in the subject matter of this Escrow Agreement;

                       (iii)  That any controversy  arises  under
this Escrow Agreement; or

                       (iv)   That the  Escrow  Agent  is  made a
party to, or intervenes in, any litigation pertaining to this Escrow Agreement, the Escrow Agent shall be reasonably compensated any reimbursed by the Company and the Sales Agent, jointly and severally, for all costs and expenses (including, without limitation, attorney's fees whether or not suit is instituted) occasioned thereby. The Escrow Agent shall have a first lien on the money, property, and papers held by it under this Escrow Agreement for its compensation and expenses, and the Company and the Sales Agent, jointly and severally, agree to pay such compensation and expenses; provided, however, that the lien shall attach only if the conditions set forth in paragraph 4(a) of this Escrow Agreement have been met.

        9. Resignation of Escrow Agent. The Escrow Agent reserves the right to resign as escrow holder at any time by given thirty
(30) days prior written notice of such resignation to the Company. In the event of such resignation by the Escrow Agent, the Escrow Agent shall deliver the funds then held in the Escrow Account and all related records to any replacement escrow holder appointed by the Company. If the Company fails to notify the Escrow Agent in writing as of the identity of such replacement escrow holder within thirty (30) days after receiving the notice of the Escrow Agent's resignation, the Escrow Agent will be entitled to return to each subscriber whose subscription payment is then being held in the Escrow Account the amount of such subscriber's subscription payment plus the net amount of interest earned with respect to such subscriber's subscription payment. If the Escrow Agent decides to return such amounts to subscribers and the Company fails to notify the Escrow Agent of their determination of the net interest amounts payable to the respective subscribers, the Escrow Agent shall determine such net interest amounts in such a manner as it deems appropriate, and in no event shall the Escrow Agent be liable for its determination of such net interest amounts. Notwithstanding the resignation of the Escrow Agent, the Company shall remain liable for all fees payable to the Escrow Agent pursuant to the terms of this Escrow Agreement.

        10.    Representations  and  Warranties  of the  Company.
The Company represents and warrants as follows:

               (a) The Offering complies with, or is exempt from, all applicable registration or qualification requirements, including, without limitation, those of the Securities and Exchange Commission, the California Department of Corporations, and all other applicable state regulatory authorities.

               (b)     The  Offering  complies   with  all  other
applicable federal and state laws, rules and regulations.

               (c) All selling agreements entered into with the Sales Agent and selling agreements which in the future may be entered into, contain or will contain a provisions which binds the Sales Agent to comply with the terms of this Escrow Agreement.

              (d) This Escrow Agreement does not conflict with any representation, written or oral, made by the Company to any person, organization, or governmental agency in connection with the Offering.

               (e) The Prospectus indicates that subscribers will
not  receive  any  interest  on  subscription  payments,   unless
subscription payments are refunded to subscribers pursuant to paragraphs 3, 4(b) or 4(c).

               (f) The proceeds of the Offering are not subject to any impound condition imposed by the Department of Corporation of the State of California or by another regulatory authority.

        11. Representation of the Sales Agent. The Sales Agent represents and warrants that the terms of this Escrow Agreement do not conflict with any representation or warranty, oral or written, made by the Sales Agent in connection with the Offering.

        12.    Offering  Materials.    The Company   shall  cause
substantially all of the following language to be included in the Prospectus and any other offering materials.

        "The sole role of the Escrow Agent in this offering is that of escrow holder. The Escrow Agent has not reviewed this Prospectus or any other offering materials and has not made any representations whatsoever as to the nature of this offering or its compliance, or lack thereof, with any applicable federal or state laws, rules or regulations. The Escrow Agent does not represent the interest of the Note holders or potential investors. The Escrow Agent's duties are limited as expressly set forth in the Escrow Agreement. Note holders and potential investors may request a copy of the Escrow Agreement from the Company. Also, a copy of the Escrow Agreement is on file as an exhibit to the Company's Registration Statement with the Securities and Exchange Commission, and a copy may be obtained from the Commission. The payment of interest and the refunds of funds deposited in escrow and provided for in the Escrow Agreement and are not matters of discretion for Escrow Agent."

               The Company shall not make any other references, written oral, to or regarding the Escrow Agent without the prior written consent of the Escrow Agent.

               13. Indemnification of Escrow Agent. The Company and the Sales Agent shall indemnify and hold the Escrow Agent, its directors, officers, employees and agents harmless from and against any and all liability, demands, claims, actions, losses, interest, cost of defense, and expenses (including reasonable attorney's fees) which arise out of or in connection with the acceptance or appointment as Escrow Agent except such acts or omissions as may result from the willful misconduct or gross negligence of the Escrow Agent in connection with this Escrow Agreement. Promptly after receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding relating to this Escrow Agreement, the Escrow Agent shall notify the Company and Sales Agent in writing. IT IS EXPRESSLY THE INTENT OF THE COMPANY AND THE SALES AGENT TO
INDEMNIFY  THE  ESCROW  AGENT,   AND  ITS  DIRECTORS,   OFFICERS,
EMPLOYEES AND AGENTS FROM THEIR ORDINARY NEGLIGENCE. The provision of this Section 13 shall survive termination of this Agreement.

        14. Notices. Notice required to be given pursuant to the terms of this Escrow Agreement shall be deemed received upon personal delivery or deposit into the mail by overnight courier or by telecopy, subject to confirmation as follows:

               If to the Company:

               AEROCENTURY FUND IV, INC.
               1440 Chapin Avenue, Suite 310
               Burlingame, CA 94010
               (415) 696-3900
               Telecopy:      (415) 696-3929

               If to the Escrow Agent:

               FIRST SECURITY BANK, NATIONAL ASSOCIATION
               79 South Main Street
               Salt Lake City, UT 84111
               Attn: Greg Hawley, Esq.
               (801) 246-5826
               Telecopy:      (801)245-5053

               If to the Sales Agent:

               CKS SECURITIES, INCORPORATED
               301 East Main Street
               Lexington, KY 40507

        15.    Miscellaneous.

               (a) The provisions of this Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors or assigns.

               (b) This Escrow Agreement may be executed in two or more counterparts, each of which shall e deemed an original, but all of which together shall constitute one and the same instrument.

               (c) This Escrow Agreement shall be governed, by and construed in accordance with the laws of the State of Utah, and the federal and state courts located in Salt Lake City, utah shall be the proper forum and venue for any action arising from this Escrow Agreement.

               (d)  All   captions   contained   in  this  Escrow
Agreement are for convenience only and are not to be deemed part of the agreement or to be referred to in connection with the interpretation of this Escrow Agreement.

               (e) Whenever required by the context of this Escrow Agreement, the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

               (f) This Escrow Agreement shall not be subject to rescission or modification except on receipt by the Escrow Agent of the written instructions of the Company and the Sales Agent or their respective successors in interest, and no such modifications shall be effective unless and until consented in writing by the Escrow Agent.

               (g) The failure of the Escrow Agent to insist upon strict adherence to any term of this Escrow Agreement on one or more occasions shall not be considered a waiver or deprive the Escrow Agent of the right thereafter to insist upon strict adherence to such term or any other term of this Escrow Agreement. Any waiver must be in writing.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the data first above written.

                            AEROCENTURY FUND IV, INC.




                            By:_____________________________
                                Neal D. Crispin

                            Tax. I.D. No. __________________


                            FIRST SECURITY BANK,
                            NATIONAL ASSOCIATION



                            By:_____________________________
                            Its:____________________________


                            CKS SECURITIES, INCORPORATED




                            By:_____________________________
                            Its:____________________________

                            EXHIBIT A

                           FEE SCHEDULE


UNIT FEES

        Initial Charge

        Annual Administrative Fee

        Receipts Into Escrow